                        SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                   FORM 8-K/A

                                  AMENDMENT #3

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                          Date of Report: June 5, 2002

                        (Date of earliest event reported)

                      INTREPID TECHNOLOGY & RESOURCES, INC.

             (Exact Name of Registrant as Specified in its Charter)

         Idaho                       000-30065                   82-0230842
-----------------------         --------------------         -----------------
(State of Incorporation)        (Commission File No.)        (I.R.S. Employer
                                                             Identification #

                 501 Broadway Suite 200 Idaho Falls, Idaho 83402

            (Address and Zip Code of the Principal Executive Offices)
        Registrant's telephone number including area code: (208) 529-5337
                       FKA: IRON MASK MINING COMPANY, INC.

                    656 Cedera Street, Ponderay, Idaho 83852.

                            (Former Name and Address)


                                 (208) 529-5337
           ----------------------------------------------------------
               (Registrants telephone number, including area code)


                 Indicate by a check mark whether Registrant (1)
                  has filed all reports required to be filed by
           Sections 13 or 15(d) of the Securities Exchange Act of 1934
        during the preceding 12 months, and (2) has been subject to such filing requirements for the past 90 days.
                                 YES [X] NO [ ]

                           EXPLANATION OF AMENDMENT #3

The Registrant, Intrepid Technology & Resources, Inc., (the "Company"), received two letters from the Securities and Exchange Commission dated November 24, 2003 and February 3, 2004. The Commission made comments and requested the registrant amend the original filing of the Report on 8-K dated April 8,2002 and subsequent amendments to describe the purchase in Item 2. This amendment 3 makes the necessary changes to Item 2. Acquisition or Disposition of Assets, and Item 7. Financial Statements and Exhibits.

                 EXPLANATION OF AMENDMENT #2 dated June 13, 2003

The Registrant received a letter from the Securities and Exchange Commission dated April 14, 2003. The Commission made comments and requested financial statements to be included for the acquired company. Amendment 2 made those changes.

                 EXPLANATION OF AMENDMENT #1 dated June 11, 2002

The Registrant filed an initial report on Form 8-K on April 8, 2002 with the Securities and Exchange Commission. That report amended Item 2 and Item 7., Financial Statements and Exhibits, to include the historical, pro forma, and other required financial statements for the merger of Intrepid Engineering Services Inc. and Western Technology and Management Inc. within 75 days of March 25, 2002, the date the initial report on Form 8-K was required to be filed.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.



On March 25, 2002, the Company was created by merging with Intrepid Engineering Services, Inc., an Idaho corporation ("IES"), Western Technology and Management, Inc., an Idaho corporation ("WTM"), and Iron Mask Mining Company (IMKG). The merger was accounted for as a capital transaction with IES as the accounting acquiror. The accounting for this type of transaction is identical to a reverse merger except that no goodwill or intangible assets are recorded. Subsequent to the merger the name was changed to Intrepid Technology and Resources, Inc.


The consideration paid in connection with the merger, determined through arms-length negotiations between executive management resulted in IMKG issuing 25 million shares of its common stock for the shares of WTM and IES. As a result of the merger WTM and IES shareholders own 25% and 6%, respectively, of the outstanding shares of stock.

ITEM 7. FINANCIAL STATEMENTS, PRO-FORMA INFORMATION AND EXHIBITS


The following unaudited pro forma combined condensed financial information of the Registrant relating to the reverse merger include:

(a) Pro Forma Combined Financial Statements
           Pro Forma Combined Balance Sheet December 31, 2001 ......................     II-2
           Pro Forma Combined Statement of Operations at December 31, 2001 .........     II-3
           Notes to Pro Forma Combined Financial Statement .........................     II-4

(b) Financial Statements for Intrepid Engineering Services, Inc. ...................
           Report of Independent Auditors ..........................................     II-5
           Balance Sheet as of December 31, 2001 ...................................     II-6
           Statement of Operations for December 31, 2001 ...........................     II-7
           Statement of Shareholders' Equity for Year Ended December 31, 2001 ......     II-8
           Statement of Cash Flows for Year Ended December 31, 2001 ................     II-9
           Notes to Financial Statements ...........................................     II-10

These financial statements do not purport to be indicative of the combined results of operations of Iron Mask Mining Company (IMKG), Western Technology and Management, Inc. (WTM) and Intrepid Engineering Services, Inc. (IES), that might have occurred had the purchase been completed on such dates, nor are they indicative of future results of operations. Other adjustments may be recorded based upon information to be received in the future and may have a significant impact on total assets, total liabilities, cost of operations, depreciation and amortization, and other expense accounts.

These pro forma adjustments do not reflect possible costs related to regulatory compliance matters, integration or certain abandonment of assets, all of which could result in additional future charges. Any purchase accounting adjustments, or related costs and possible charges arising from the purchase of Intrepid may materially impact the Company's future combined financial position and combined financial results of operations. These pro forma financial statements do not give effect to possible future sales of assets or certain of the operations or to any cost savings or other benefits of the business combination, which may result from the integration of Iron Mask and Intrepid.

The unaudited pro forma combined financial statements should be read in conjunction with the notes to the unaudited pro forma combined financial statements, the historical consolidated financial statements of IMKG and related notes as previously filed with the Securities and Exchange Commission and incorporated herein.

                        PRO FORMA COMBINED BALANCE SHEETS
                             AS OF DECEMBER 31, 2001
                  ($ IN WHOLE DOLLARS EXCEPT PER SHARE AMOUNTS)
                                    UNAUDITED

                                                                       HISTORICAL
                                                       -----------------------------------------       PRO FORMA        PRO FORMA
                                                          IES            WTM             IMKG         ADJUSTMENT         COMBINED
                                                       -----------    -----------    -----------    ---------------    -----------
ASSETS
Current assets:
Cash                                                   $    51,115    $    15,845    $        96                $--    $    67,056
Accounts receivable                                        305,439             --             --                 --        305,439
   Prepaids                                                     --             --        120,000                 --        120,000

Milestone accounts receivable                              100,000             --             --                 --        100,000
                                                       -----------    -----------    -----------    ---------------    -----------
   Total current assets                                    456,554         15,845        120,096                 --        592,495
Fixed assets:
Property and equipment                                      51,298             --          2,800                 --         54,098
Less accumulated depreciation                              (16,817)            --           (743)                --        (17,560)
                                                       -----------    -----------    -----------    ---------------    -----------
Net fixed assets                                            34,481                         2,057                 --         36,538
Other assets

    Mineral rights                                              --             --      3,873,456         (3,873,456)a           --
Goodwill-Flo Rite                                           15,895             --             --                 --         15,895
                                                       -----------    -----------    -----------    ---------------    -----------
   TOTAL ASSETS                                        $   506,930    $    15,845    $ 3,995,609    $    (3,873,456)   $   644,928
                                                       ===========    ===========    ===========    ===============    ===========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable                                       $    78,202             --    $    36,703                 --    $   114,905
Accounts payable related party                                  --             --          2,243                 --          2,243
Accrued wages                                               50,417             --             --                 --         50,417
Payroll taxes                                               33,484             --             --                 --         33,484
Notes payable shareholders                                  56,434             --             --                 --         56,434
Bank line of credit                                        199,779             --             --                 --        199,779
Loans payable short term                                    48,824             --        150,000         $ (150,000)b       48,824
Deferred compensation                                      100,000             --             --                 --        100,000

Accrued vacation                                            45,311             --             --                 --         45,311
                                                       -----------    -----------    -----------    ---------------    -----------
   Total current liabilities                               612,451             --        188,946           (150,000)       651,397
Long-term liabilities
  Loans payable                                             17,197             --             --                 --         17,197
                                                       -----------    -----------    -----------    ---------------    -----------
   Total long-term liabilities                              17,197             --             --                 --         17,197
Shareholders' equity
 Common stock IES & WTM zero par value, IMKG $.005
  par value 77,569,675 issued and outstanding
                                                             9,070    $    16,120        985,140           (622,482)c      387,848
 Additional paid in capital                                     --             --      4,277,604         (4,375,393)d      (97,789)
 Accumulated deficit                                      (131,788)          (275)    (1,456,081)         1,901,869e      (313,725)
                                                       -----------    -----------    -----------    ---------------    -----------
   Total shareholders' equity                             (122,718)        15,845      3,806,663         (3,723,456)       (23,666)
                                                       -----------    -----------    -----------    ---------------    -----------
TOTAL LIABILITIES AND EQUITY                           $   506,930    $    15,845    $ 3,995,609    $    (3,873,456)   $   644,928
                                                       ===========    ===========    ===========    ===============    ===========

                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                  ($ IN WHOLE DOLLARS EXCEPT PER SHARE AMOUNTS)
                                    UNAUDITED


                                                                    HISTORICAL
                                                 -------------------------------------------    PRO FORMA        PRO FORMA
                                                    IES              WTM             IMKG       ADJUSTMENT       COMBINED
                                                 -----------     -----------     -----------    ----------     -----------
Revenue                                          $ 1,874,572             $--     $         5         --        $ 1,874,572
Expense
Salary                                             1,091,756              --              --         --          1,091,756
Subcontracts                                         406,037              --          58,509         --            464,546
Operating expense                                    294,323             275         117,588         --            412,186
Depreciation                                           9,500              --             743         --             10,243
Interest                                              21,051              --           4,827         --             25,878
                                                 -----------     -----------     -----------         --        -----------
Total Expense                                      1,822,667             275         181,667         --          2,004,609

Net income before income taxes                        51,905              --        (181,662)        --           (130,032)
Provision for income taxes (benefit)                      --              --              --         --                 --
                                                 -----------     -----------     -----------         --        -----------

Net income (loss)                                $    51,905     $      (275)    $  (181,662)        --        $  (130,032)
                                                 ===========     ===========     ===========         ==        ===========


Net income (loss) to common shareholders         $    51,905     $      (275)    $  (181,662)        --        $  (130,032)
                                                 ===========     ===========     ===========         ==        ===========

Weighted average shares 56,330,512
Basic earnings (loss) per share                                                                                $    (.0023)
                                                                                                               ===========

Diluted earnings per share                                                                                     $        --
                                                                                                               ===========

Book value per share                                                                                           $    (.0003)
                                                                                                               ===========

                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS


NOTE 1. INTREPID ENGINEERING SERVICES HISTORICAL.


The historical balances represent the balance sheet and results of operations for IES as of each period indicated as previously reported in the historical consolidated financial statements of IES.


NOTE 2. WESTERN TECHNOLOGY AND MANAGEMENT HISTORICAL.


Western Technology and Management Inc. had a limited balance sheet and operations. The Company consisted of a group of individuals intending to develop a renewable alternative energy business plan. WTM was a part of the merger and the founders became the executive management team of the new entity Intrepid Technology and Resources, Inc.


NOTE 3. IRON MASK MINING COMPANY HISTORICAL.


The historical balances represent the balance sheet and results of operations for the public traded IMKG for each period indicated as reported in the historical consolidated financial statements. IMKG had no revenue other than $5 of interest income, and brought only its mining right assets to be a part of the merger.


NOTE 4.  PRO FORMA ADJUSTMENTS.


The pro forma adjustments were made to reflect the capital transaction and to reflect the acquisition as if it had occurred as of January 1, 2001. The pro forma adjustments related to the merger give effect to removing the value of the mineral rights from the balance sheet. According to the SEC's Industry Guide 7, the requirements outlined in the Guide does not allow for this asset to be classified as a reserve and therefore no value can be assessed to the asset. See Note a), below.


IES has made an adjustment to remove all of the short-term loans related to the Garnett mineral rights that were extinguished at the time of the merger. See note b), below.


IES also made adjustments to the common stock, and additional paid in capital account to record the capital transaction. IMKG issued 25,000,000 common shares, $.005 par value for the outstanding zero par value shares of IES and WTM. The result of the transaction was a combined common stock value of $387,848 and $(97,789) additional paid in capital. See notes c), and d) below.


The retained earnings deficit was adjusted to show the effect of the combined companies as though they existed for the year 2001. See note e).


IES will consider future operational activities and results to determine if appraisals to both asset and liability accounts are required due to circumstances which may arise in the ordinary course of business. Other adjustments may be recorded based upon information to be received in the future and may have a significant impact on total assets, total liabilities, cost of operations, depreciation and amortization, and other expense accounts.


These pro forma adjustments do not reflect possible costs related to environmental matters, litigation liabilities, regulatory compliance matters, integration or certain abandonment of assets, all of which could result in additional future charges. Any accounting adjustments, or related costs and possible charges arising from the merger may materially impact the Company's future combined financial position and combined financial results of operations. These pro forma financial statements do not give effect to possible future sales of assets or certain of the operations or to any cost savings or other benefits of the business combination, which may result from the integration of IES, WTM and IMKG.


The pro forma adjustments reflected in the pro forma combined financial statements give effect to the following (in thousands):



a).  Mining Rights                          To eliminate all value(s) associated
                                            with the Garnett and Copper Cliff
                                            properties in Montana


b).  Short term Loans Payable               To eliminate obligations associated
                                            with the Garnett and Copper Cliff
                                            properties in Montana

c).  Common Stock                           To reduce the common stock account
                                            to match the valuation of the number
                                            of shares outstanding at the
                                            assigned par value of $.005


d).  Additional Paid in Capital             To reduce the equity of the Company
                                            by the amount of the mining rights
                                            and the corresponding adjustment to
                                            common stock


e).  Accumulated deficit                    To adjust the combined entities
                                            accumulated deficit as of December
                                            31, 2001.

                          INDEPENDENT AUDITORS' REPORT


To the Shareholders' and Board of Directors
Intrepid Engineering Services, Inc.


We have audited the accompanying balance sheet of Intrepid Engineering Services, Inc. as of December 31, 2001, and the related statements of operations, shareholders' equity and cash flows for the year ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Intrepid Engineering Services, Inc. as of December 31, 2001, and the results of their operations and their cash flows for the year ended December 31, 2001 in conformity with generally accepted accounting principles in the United States of America.




Balukoff, Lindstrom & Co., P.A.
Boise, Idaho
May 31, 2002
(except for Note 8, as to
which the date is February 18, 2004)

                       INTREPID ENGINEERING SERVICES, INC.
                                  BALANCE SHEET

                  ($ IN WHOLE DOLLARS EXCEPT PER SHARE AMOUNTS)


                                                                DECEMBER 31,
                                                                   2001
                                                                ------------
ASSETS
Current Assets:
   Cash                                                         $  51,115
   Receivables, net of allowance for doubtful
    accounts of $0                                                305,439
   Milestone accounts receivables                                 100,000
                                                                ---------
       Total current assets                                       456,554

Property & Equipment                                               51,298
Accumulated Depreciation                                          (16,817)
Goodwill - FloRite                                                 15,895

       Total Assets                                             $ 506,930
                                                                =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                             $  78,202
   Accrued wages                                                   50,417
   Payroll taxes                                                   33,484
   Notes payable to shareholders                                   56,434
   Line of credit                                                 199,779
   Loans payable short-term                                        48,824
   Deferred compensation                                          100,000
   Accrued vacation                                                45,311
                                                                ---------
       Total current liabilities                                  612,451

Long term loans payable                                            17,197
Commitments and contingencies
Shareholders' equity:
   Common stock, $.00 par value, authorized, 1,000,000
       620,000 shares issued and outstanding                        9,070
   Accumulated deficit                                           (131,788)
                                                                ---------
       Total shareholders' equity                                (122,718)
                                                                ---------

Total Liabilities and Shareholders' Equity                      $ 506,930
                                                                =========

The accompanying notes are an integral part of these financial statements.

                      INTREPID ENGINEERING SERVICES, INC.
                             STATEMENT OF OPERATIONS

                  ($ IN WHOLE DOLLARS EXCEPT PER SHARE AMOUNTS)


                                            DECEMBER 31,
                                                2001
                                            ------------
Revenue                                     $1,874,572

Expense
Salary                                       1,091,756
Subcontracts                                   406,037
Operating expense                              294,323
Depreciation                                     9,500
Interest                                        21,051
                                            ----------
Total Expense                                1,822,667

Net income before income taxes                  51,905

Provision for income taxes (benefit)                --
                                            ----------
Net income                                  $   51,905
                                            ==========


The accompanying notes are an integral part of these financial statements

                       INTREPID ENGINEERING SERVICES, INC.
                        STATEMENT OF SHAREHOLDERS' EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                  ($ IN WHOLE DOLLARS EXCEPT PER SHARE AMOUNTS)

                                                                    RETAINED
                                                        COMMON      EARNINGS
                                                         STOCK      (DEFICIT)
                                                       ---------    ---------
Beginning balance, December 31, 2000 on 620,000
common shares                                          $   9,070    $(183,693)
Net income                                                    --       51,905
                                                       ---------    ---------
Ending balance, December 31, 2001
On 620,000 common shares                               $   9,070    $(131,788)
                                                       =========    =========


The accompanying notes are an integral part of these financial statements

                       INTREPID ENGINEERING SERVICES, INC.
                             STATEMENT OF CASH FLOWS

                  ($ IN WHOLE DOLLARS EXCEPT PER SHARE AMOUNTS)

                                                        DECEMBER 31,
                                                            2001
                                                        ------------
Cash Flow From Operating Activities
Net income                                               $  51,905
Adjustments to reconcile net income to net cash
  Provided by operating activities
  Depreciation expense                                       9,500
  Changes in operating assets and liabilities
   (Increase) Decrease in accounts receivable             (274,927)
   Increase (Decrease) in accounts payable                  16,248
   Increase (Decrease) in deferred compensation            100,000
   Increase (Decrease) in wages and payroll taxes           86,533
                                                         ---------
Net Cash Used by Operating Activities                    $ (10,741)
                                                         =========


Cash Flow From Investing Activities
  Purchase of property and equipment                       (35,927)
  Purchase of FloRite goodwill                             (15,895)
                                                         ---------
Net Cash Used by Operating Activities                    $ (51,822)
                                                         =========

Cash Flow From Financing Activities
  Loan proceeds shareholders                                41,980
  Loan proceeds banks                                       50,037
  Loan repayments to others                                (81,979)
                                                         ---------
Net Cash Provided by Financing Activities                $  10,038
                                                         =========

Net Decrease in Cash                                       (52,525)
Cash at Start of Period                                     71,213
                                                         ---------
Cash at End of Period                                    $  51,115
                                                         =========

Supplemental disclosure for cash flow information
   Interest paid                                         $  21,051
                                                         ---------

The accompanying notes are an integral part of these financial statements

                       INTREPID ENGINEERING SERVICES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001




Note 1.  Summary of Significant Accounting Policies.

Company Operations

The Company's primary operating activities include mechanical, environmental, civil, electrical and process engineering services and project management. The company provides engineering services and project management to the Department of Energy, the Idaho National Engineering and Environmental Laboratory and other government and private clients.

Cash equivalents. Cash equivalents are highly liquid investments with maturities of three months or less when acquired.

Revenue Recognition.  Revenues are recognized as services are performed.

Property and Equipment. Property and equipment are recorded at cost and depreciated on straight-line method over estimated useful lives. Replacements and major repairs of property and equipment are capitalized and retirements are made when the useful life has been exhausted. Minor components and parts are charged to expense as incurred.

Goodwill. The Company purchased Flor-Rite a Heating, Ventilation and Air Conditioning (HVAC) company. Part of the acquisition price was allocated to goodwill. Under Statements of Financial Accounting Standards (SFAS 142) "Goodwill and Other Intangible Assets," the Company is not required to amortize goodwill. The Company will evaluate the fair value of the goodwill annually and will adjust accordingly.

Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Credit Risk Concentration. Concentrations of credit risk with respect to accounts receivable are believed to be limited due to the number, diversification and character of the obligors and the Company's credit evaluation process. Typically, the Company has not required collateral for such obligations.

Income Taxes

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due. The Company has a net operating loss carryforward from prior year operations, which offset the current year operations resulting in no income tax expense for the current year. The remaining net operating loss was not recorded as a deferred tax asset since the amount is considered immaterial.


New Accounting Pronouncements.

The Financial Accounting Standards Board has recently issued Statement of Financial Accounting Standards 143"Accounting for Asset Retirement Obligations" 144 "Accounting for the Impairment or Disposal of Long-Lived

Assets" and 145 "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections". Management believes the adoption of these statements will have no material impact on the Company's financial statements.

Note 2 - LONG-TERM OBLIGATIONS

A summary of long-term obligations at December 31, 2001 is as follows:


Note payable to owners of Flo Rite, Inc. in monthly installments of $1,081, including interest at 9 %, due May 31, 2004. The note is unsecured.
                                                                                  $             28,085
           Less short term                                                                      10,888
                                                                                  ---------------------
                                                                                  $             17,197
                                                                                  ====================
Maturities on this obligations at December 31 are as follows:

         2002                                                                     $              10,888
         2003                                                                                    11,910
         2004                                                                                     5,287
                                                                                  ---------------------
                                                                                  $              28,085
                                                                                  =====================


NOTE 3 - REVOLVING LINE OF CREDIT

The Company has available for borrowing a line of credit of $200,000 as of December 31, 2001 and of which $199,776 was outstanding at December 31, 2001. The line of credit bears interest at the prime rate plus 2%, and expires April 15, 2002. The credit is secured by all business assets and personally guaranteed by the principals of the company.


NOTE 4 - NOTES PAYABLE SHAREHOLDERS

The Company has several notes with shareholders of the Company. These notes are demand notes with an interest rate of 10%.


NOTE 5 - SIGNIFICANT CUSTOMERS AND VENDORS

The Company recorded revenue from services provided to customers that exceeded 10 percent of total revenues as follows:

                                                                            2001
                                                                          --------
    BWTX Bechtel Idaho, LLC                                               $948,571


NOTE 6 - LEASE COST

The Company leases space in Idaho Falls, Idaho and Kenniwick, Washington. The Idaho Falls lease is at a monthly rate of $4,972, the Kenniwick lease is at a monthly rate of $1,000. The Idaho Falls lease term runs through May 31, 2005, the Kenniwick lease is month to month.

Rent expense for Year Ended December 31, 2001 was:    $      71,664
                                                      =============

Rental expense for the lease terms are as follows:

2002                                                  $      59,664
2003                                                         59,664
2004                                                         59,664
2005                                                         24,860

                                                      $     203,852
                                                      =============

NOTE 7 - ACQUISITION OF FLO RITE Inc.

On April 25, 2001 the Company purchased Flo Rite, Inc., a HVAC contractor, that specializes in testing HVAC systems. The Company paid $34,000 cash for vehicles and equipment. Of the $34,000 purchase price $15,895 was allocated to goodwill.

NOTE 8 -SUBSEQUENT EVENTS


On March 25, 2002, the Company and Western Technology and Management, Inc. merged with Iron Mask Mining Company (Iron Mask) pursuant to a Stock Agreement (the "Agreement"). The acquisition was accounted for as a capital transaction in substance because Western Technology and Iron Mask are non operating companies. The accounting for this type of transaction is identical to a reverse merger except that no goodwill or intangibles assets are recorded. The assets and liabilities, at fair value, of Western and Iron Mask were combined with the Company's financial statements.


In consideration of the capital transaction a total of 25 million shares of Iron Mask were exchanged for the outstanding shares of the Company and Western.